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                                   EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated February 9, 1994 included or incorporated by reference in this Form 10-K into the Company's previously filed registration statements on Form S-8 (File No. 33-8510), Form S-4 (File No. 33-22403) and Form S-3 (File No. 33-5780).




                                 ARTHUR ANDERSEN & CO.

Chicago, Illinois,
March 25, 1994